SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - September 23, 1999


                        M.S. Carriers, Inc.

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      (Exact name of Registrant as specified in its charter.)


      Tennessee                       0-14781                62-1014070
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(State of other jurisdiction of  (Commission File Number)   (IRS Employer
 incorporation)                                              Identification No.)

3171 Directors Row, Memphis, TN                              38131
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (901)332-2500

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                              M.S. Carriers, Inc.

                              Index to Form 8-K

                                 Contents

Item 1.  Changes in Control of Registrant ...............................*

Item 2.  Acquisition or Disposition of Assets............................*

Item 3.  Bankruptcy or Receivership......................................*

Item 4.  Changes in Registrant's Certifying Accountant...................*

Item 5.  Other Events....................................................2

Item 6.  Resignation of Registrant's Directors...........................*

Item 7.  Financial Statements and Exhibits...............................*

Signatures ..............................................................3

* No information submitted under this caption.


Item 5.  Other Events

     On September 21, 1999, the Board of Directors of M.S. Carriers, Inc. voted to increase the number of Directors to six and elected Edward A. Labry, III, age 37, as a Director to serve until the next annual meeting of shareholders.

     Mr. Labry is President and a member of the Board of Directors of Concord EFS, Inc. (NASDAQ: CEFT) and its subsidiary EFS National Bank, Memphis, Tennessee. Concord is a vertically integrated electronic transaction processor, providing authorization, data capture, settlement and fund transfer services to selected market segments and is the largest processor of automated teller machines in the United States. Mr. Labry joined Concord in 1984.


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       M.S. Carriers, Inc.
                                      (Registrant)

Date: September 23, 1999               s/ Dwight M. Bassett,

                                  Dwight M. Bassett
                                 Vice President and Chief
                                 Accounting Officer
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